CPI Aerostructures, Inc. 8-K/A

 Exhibit 99.2

WELDING METALLURGY, INC. AND SUBSIDIARY
SEPTEMBER 30, 2018

WELDING METALLURGY, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2018

(UNAUDITED)

ASSETS
Current Assets
Cash	$534,000
Accounts Receivable, Net of Allowance for Doubtful Accounts of $66,000	1,879,000
Inventory	9,015,000
Prepaid expenses and Other Current Assets	53,000
Total Current Assets	11,481,000

Property and Equipment, net	754,000
Due from Affiliates	1,510,000
Deposits and Other Assets	1,426,000

TOTAL ASSETS	$15,171,000

LIABILITIES AND STOCKHOLDER’S DEFICIENCY
Current Liabilities
Accounts Payable and Accrued Expenses	$1,073,000
Deferred Revenue	2,100,000
Due to Parent	19,475,000
Total Current Liabilities	22,648,000

Long Term Liabilities
Deferred Rent	153,000
TOTAL LIABILITIES	22,801,000

COMMITMENT AND CONTINGENCIES

Stockholder’s Deficiency
Capital Stock (no par value, 200 shares authorized, 100 shares issued and outstanding)	—
Additional Paid in Capital	1,772,000
Accumulated Deficit	(9,402,000)
TOTAL STOCKHOLDER’S DEFICIENCY	(7,630,000)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIENCY	$15,171,000

See Accompanying Notes to Condensed Consolidated Financial Statements

2

WELDING METALLURGY, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

(UNAUDITED)

Net Sales	$11,396,000

Cost of Sales	9,370,000

Gross Profit	2,026,000

Operating Expenses	1,046,000

Operating Loss before Parent Company Expense
Allocation and Impairment Charges	(980,000)

Corporate Expense Allocation From Parent	(244,000)

Income from Operations	736,000

Interest and Financing Costs	(80,000)

Other Income (expenses)	6,000

Loss before Provision for Income Taxes	662,000

Provision for Income Taxes	—

Net Income	662,000

Accumulated Deficit – beginning of period	(10,064,000)

Accumulated Deficit – end of period	$(9,402,000)

See Accompanying Notes to Condensed Consolidated Financial Statements

3

WELDING METALLURGY, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$662,000
Adjustments to reconcile net income to net cash used in operating activities
Depreciation and amortization of property and equipment	124,000
Changes in Assets and Liabilities
(Increase) Decrease in Operating Assets:
Accounts receivable	338,000
Inventory	(1,442,000)
Prepaid expenses and other current assets	65,000
Deposits and other assets	(1,059,000)
Increase in Operating Liabilities:
Accounts payable and accrued expense	(1,171,000)
Deferred rent	28,000
Deferred revenue	1,579,000
NET CASH USED IN OPERATING ACTIVITIES	(876,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds advanced from Parent	1,283,000
Repayments of capital lease obligations	(11,000)
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,272,000

NET INCREASE IN CASH	396,000
CASH AT BEGINNING OF PERIOD	138,000
CASH AT END OF PERIOD	$534,000

See Accompanying Notes to Condensed Consolidated Financial Statements

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WELDING METALLURGY, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018
(UNAUDITED)

NOTE 1. ORGANIZATION

Organization

Welding Metallurgy, Inc. (“WMI” or the “Company”) was incorporated on February 9, 1979, under the laws of the state of New York. WMI is a wholly-owned subsidiary of Air Industries Group (the “Parent”), a publicly traded company.

The accompanying condensed consolidated financial statements of WMI include the accounts of WMI and its wholly-owned subsidiary Compac Development Corporation (“Compac”), and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), as it applies to interim financial statements. Certain information and note disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principal Business Activity

The Company is a specialty welding and products provider whose significant customers include the world’s largest aircraft manufacturers, subcontractors, and original equipment manufacturers. Additionally, the Company, through its Miller Stuart division, is a manufacturer of aerospace components whose customers include major aircraft manufacturers and the US Military. Miller Stuart specializes in electromechanical systems, harness and cable assemblies, electronic equipment and printed circuit boards. Compac specializes in the manufacture of RFI/EMI (Radio Frequency Interference Electro-Magnetic Interference) shielded enclosures for electronic components. The Company’s customers consist mainly of publicly traded companies in the aerospace industry.

Going Concern

The Company has historically incurred losses from operations and has had negative cash flows from operations of $876,000 for the nine month period ended September 30, 2018. The Company has been dependent on financing from its Parent to maintain operations. The continuation of the Company’s business is dependent upon its ability to achieve profitability and positive cash flow and in lieu of that, the continued financial support of its Parent. The condensed consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Use of Estimates

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. The more significant management estimates are the allowance for doubtful accounts, useful lives of property and equipment, provisions for inventory obsolescence, accrued expenses and whether to accrue for various contingencies. Actual results could differ from those estimates. Changes in facts and circumstances may result in revised estimates, which are recorded in the period in which they become known.

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WELDING METALLURGY, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2018
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Inventory Valuation

The Company values inventory at the lower of cost on a first-in first-out basis or estimated net realizable value. Inventory costs are comprised of direct material, freight-in, direct labor and applicable manufacturing overhead.

The Company generally purchases raw materials and supplies uniquely suited to the production of larger more complex parts, such as landing gear, only when non-cancellable contracts for orders have been received for finished goods. It occasionally produces larger more complex products, such as landing gear, in excess of sales order quantities in anticipation of future sales order demand. Historically this excess has been used in fulfilling future sales orders. The Company purchases supplies and materials useful in a variety of products as deemed necessary even though sales orders have not been received. The Company periodically evaluates inventory items that are not secured by sales orders and establishes reserves for obsolescence accordingly. The Company also reserves for excess quantities, slow- moving goods, and for other impairments of value.

Revenue Recognition

The Company recognizes revenue when products are shipped and/or the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists, and the sales price is fixed or determinable.

Payments received in advance from customers for products delivered are recorded as deferred revenue until earned, at which time revenue is recognized. The terms and conditions contained in our customer purchase orders often provide for liquidated damages in the event that a stop work order is issued prior to the final delivery.

The Company utilizes a returned merchandise authorization process for determining whether to accept returned products. Customer requests to return products are reviewed by the contracts department and if the request is approved, a credit is issued upon receipt of the product. Net sales represent gross sales less returns and allowances.

Credit and Concentration Risks

There were three customers that represented 59.2% of total sales for the nine months ended September 30, 2018. This is set forth in the table below.

Customer	Percentage of Sales
1	28.7
2	20.3
3	10.2

There were 2 customers that represented 46.8% of gross accounts receivable at September 30, 2018. This is set forth in the table below.

Customer	Percentage of Receivables
1	35.2
2	11.6

During the period, the Company had occasionally maintained balances in its bank accounts that were in excess of the FDIC limit. The Company has not experienced any losses on these accounts.

The Company has several key sole-source suppliers of various parts that are important for one or more of its products. These suppliers are its only source for such parts and, therefore, in the event any of them were to go out of business or be unable to provide parts for any reason, its business could be severely harmed.

6

WELDING METALLURGY, INC. AND
SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS SEPTEMBER 30, 2018
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Recently Issued Accounting Pronouncements

Revenue Recognition

On May 28, 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers. (“ASU 2014-09”) supersedes existing revenue recognition guidance, including ASC 605-35, Revenue Recognition - Construction-Type and Production-Type Contracts, and outlines a single set of comprehensive principles for recognizing revenue under GAAP. Among other things, it requires companies to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time. The Company plans to adopt the New Revenue Standard on December 31, 2018, effective concurrent with the date its Parent will adopt the pronouncement.

The new guidance allows for two transition methods in application - (i) retrospective to each prior reporting period presented, or (ii) prospective with the cumulative effect of adoption recognized on December 31, 2018 (also known as the modified retrospective approach). The Company is still assessing which transition method to adopt. This guidance requires additional disclosures of the amount by which each financial statement line item affected in 2018 as compared to the guidance that was in effect before the change, and an explanation of the reasons for the significant changes.

The Company currently recognizes the majority of its revenues based on shipment of product (at a point in time). Currently, some contracts the Company enters into with customers are accounted for on a percentage of completion or milestone basis. For contracts with a significant amount of development and/or requiring the delivery of a minimal number of units, revenue and profit are recognized using the percentage of completion method, cost-to-cost method or a milestone to measure progress. For contracts that require the Company to produce a substantial number of similar items without a significant level of development, the Company currently records revenue and profit using the units-of-delivery method as the basis for measuring progress on the contract.

In April 2016, the FASB issued ASU 2016-10 Revenue from Contracts with Customers (Topic 606) (“ASU 2016-10”). The core principle of the guidance in Topic 606 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2016-10 affect the guidance in ASU 2014-09, Revenue from Contracts with Customers which is not yet effective. The effective date and transition requirements of ASU 2016-10 are the same as the effective date and transition requirements of ASU 2014-09. They are effective prospectively for reporting periods beginning after December 15, 2017 and early adoption is not permitted. The Company is currently assessing the impact of the adoption of these amendments on its condensed consolidated financial statements.

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WELDING METALLURGY, INC. AND
SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS SEPTEMBER 30, 2018
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Recently Issued Accounting Pronouncements - Continued

Revenue Recognition - Continued

In May 2016, the FASB issued Accounting Standards Update No. 2016-12. Revenue from Contracts with Customers (“Topic 606”). Narrow-Scope Improvements and Practical Expedients. The amendments do not change the core revenue recognition principle in Topic 606. The amendments provide clarifying guidance in certain narrow areas and some practical expedients. These amendments are effective at the same date as Topic 606 is effective. Topic 606 is effective for public entities for annual reporting periods beginning after December 15, 2017 including interim reporting periods therein (i.e. January 1, 2018 for a calendar year entity). Topic 606 is effective for nonpublic entities one year later. The Company is currently assessing the impact of the adoption of the amendments to Topic 606 and these amendments on its condensed consolidated financial statements.

Under ASC 606, revenue will be recognized as the customer obtains control of the goods and services promised in the contract (i.e., performance obligations). The Company may also have more performance obligations in our contracts under ASC 606, which may impact the timing of recording sales and operating profit, including those where sales recognition is deferred pending the incurrence of costs.

The Company has not completed its assessment of the effects of the New Revenue Standard, and has not determined whether adopting ASU 2014- 09 will have a material effect on its condensed consolidated financial statements.

Leases

In February 2016, the FASB issued ASU No. 2016-02, Leases (“Topic 842” or “ASU 2016-02”) which requires the recognition of lease assets and lease liabilities on the balance sheet and disclosure of key information about leasing arrangements for both lessees and lessors. The new standard is effective January 1, 2019 for calendar year public companies and January 1, 2020 for all other companies, with early adoption permitted. The new standard currently requires the application of a modified retrospective approach to the beginning of the earliest period presented in the financial statements. The Company has not completed its assessment of the effects of the new lease standard, and has not determined whether adopting ASU No. 2016-02 will have a material effect on its condensed consolidated financial statements. The Company plans to adopt the new standard effective January 1, 2019, concurrent with its Parent.

In September 2017, the FASB issued ASU 2017-13, Revenue Recognition (“Topic 605”) Revenue from Contracts with Customers (“Topic 606”) Leases (“Topic 840”) and Leases (“Topic 842”), which provides additional implementation guidance on the previously issued ASU 2016-02 Leases (“Topic 842”). The revenue standard is effective for annual periods beginning after December 15, 2017. ASU 2016-02 requires a lessee to recognize assets and liabilities on the balance sheet for lease terms greater than 12 months. ASU 2016-02 is effective for fiscal years and interim periods within those years beginning after December 15, 2018 and early adoption is permitted.

The Company does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed consolidated financial statements.

8

WELDING METALLURGY, INC. AND
SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS SEPTEMBER 30, 2018
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Pending Sale of the Company

On March 21, 2018, the Company’s Parent signed a Stock Purchase Agreement (“SPA”) to sell all of the outstanding shares of the Company to CPI Aerostructures, Inc. (“CPI”). In June 2018, the Company’s Parent terminated the sale to CPI. On October 3, 2018, the Parent entered into a stipulation with CPI to close the transaction in accordance with the terms of the SPA within three weeks after the receipt of the audited 2017 condensed consolidated financial statements of the Company. The stipulation contemplates that the parties will enter into an amendment to the SPA incorporating the terms of the Stipulation into the SPA. On November 9, 2018, directing that the Parent and CPI enter into an amendment to the SPA which among other things confirms the parties’ obligations with respect to the delivery of the audited financial statements of the Company and obligation to close the transaction with 21 days thereafter. As of the date of the issuance of the accompanying financial statements, the parties have not yet entered into an amendment of the SPA. The sale is subject to certain other conditions including CPI obtaining financing for the amount of the purchase price.

NOTE 3. INVENTORY

The components of inventory at September 30, 2018 consisted of the following:

Raw Materials	$ 2,747,000
Work In Progress	4,892,000
Finished Goods	3,047,000
Inventory Reserve	(1,671,000)
Total Inventory	$ 9,015,000

9

WELDING METALLURGY, INC. AND
SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS SEPTEMBER 30, 2018
(UNAUDITED)

NOTE 4. RELATED PARTY TRANSACTIONS

As of September 30, 2018, WMI had a liability due to its Parent of $19,475,000 arising from loans and advances from the Parent, expenses paid by the Parent on behalf of the Company and an allocation of corporate expenses incurred by the Parent (as discussed below).

The Parent charges the Company a “corporate expense allocation” for corporate level expenses incurred by the Parent. The allocation is based on a ratio of sales for each of the Parent’s operating segments, and management believes such allocation methodology is reasonable. However, the expenses reflected in these condensed consolidated financial statements may not be indicative of the actual expenses that would have been incurred during the year presented if the Company had operated as a separate stand-alone entity. Corporate allocation expense totaled $246,000 for the nine month period ended September 30, 2018.

During the nine month period ended September 30, 2018, the Company was also allocated a share of the Parent’s interest expense of $81,000. The allocation is based on a ratio of the Company’s portion of net collateral to the Parent’s entire net collateral and management believes such allocation methodology is reasonable. However, the interest expense reflected in these condensed consolidated financial statements may not be indicative of the actual expenses that would have been incurred during the year presented if the Company had operated as a separate stand-alone entity.

During 2017, the Company had sales to subsidiaries of the Parent (“Affiliates”) of approximately $324,000. The sales prices for these materials approximated the Company’s cost to produce. During 2017, the Company purchased approximately $9,000 of its materials from Affiliates. The purchase prices for these materials approximated the cost to the Affiliates.

As of December 31, 2017, the Parent was not in compliance with the financial covenants under the Loan Facility. On May 30, 2018, the Parent entered into an amendment of its Loan Facility with PNC Bank which provided for an extension of the Loan Facility to December 31, 2018 and that, among other things, waived the covenant violation at December 31, 2017 and March 31, 2018 and instituted new covenants. The Parent was in compliance with these covenants at March 31, 2018, June 30, 2018 and September 30, 2018.

As of September 30, 2018, the Company had receivables from Affiliates of $1,510,000.

The balances due to or from the Parent and Affiliates do not have any specified interest rate, repayment terms or maturity and are due on demand, and have been classified as a non-current assets and current liabilities, as applicable.

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